Registration No.: 33-12
File No.: 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

SUPPLEMENT DATED JANUARY 11, 2007
TO
PROSPECTUS DATED MARCH 1, 2006

New Name and Investment Objective/Strategy for the Dow Jones Equity Income 100 Plus Fund

On January 10, 2007, the Board of Directors of North Track Funds, Inc. (the "Board") adopted a new investment objective and an actively managed investment strategy for the Dow Jones Equity Income 100 Plus Fund (the "Fund"). The new objective must be approved by the Fund's shareholders. Subject to shareholder approval, the new objective and program would be implemented in early May. To reflect these changes, the Board also has approved changing the name of the Fund to the "Equity Income Fund."

Under the new objective, the Fund would seek a total return from dividends and capital appreciation. It would pursue this objective by investing in stocks that provide a dividend yield that is greater than the average yield for that stock’s representative Global Industry Classification Standard (GICS) sector and by providing diversification across all major sectors of the domestic equity market, as defined by GICS. The stock selection process for the Fund would begin by identifying all U.S. dividend paying stocks with a market capitalization of $1 billion and above (the “investable universe”). The process would proceed to assign each stock within the investable universe into its appropriate GICS industry sector. Each stock within each of the GICS sectors would be ranked by its dividend yield- highest dividend yield to lowest dividend yield. The final step would be to select the top dividend yielding stocks by sector in an amount proportional to each sector’s market capitalization weighting, thus creating an equally weighted portfolio of stocks. Additional quality screens would be employed throughout the stock selection process to select stocks with more conservative dividend payout ratios, stronger cash flow and growth potential, stability of earning and dividends and other investment characteristics deemed favorable to the adviser. Through this process, the Fund would likely hold fewer stocks than currently held in its portfolio.

Under its present enhanced index strategy, the Fund invests 85% of its net assets in common stocks that are included in the Dow Jones Equity Income 100 Index (the “Dow Jones Index”) while employing an enhancement strategy, which is intended to assist the Fund in outperforming the Dow Jones Index. The stock selection process that Dow Jones and Company uses to compose the Dow Jones Index is similar to the process described above; however, under the proposed strategy, additional quality screens would be employed to select the stocks for the Fund’s portfolio.

Complete details regarding the proposed new investment objective and program will be described in a proxy statement to be distributed to shareholders of the Fund seeking their approval at a special meeting of shareholders to be called and held for that purpose. We presently anticipate those proxy materials will be distributed to shareholders during March, 2007. These proposed changes in the Fund's investment objective and program will not be implemented unless and until shareholders approve them.

Approval of Interim Investment Management Agreements with Ziegler Capital Management, LLC

Because of a technical, indirect change of control affecting Ziegler Capital Management, LLC (the "Adviser"), which occurred on December 29, 2006, the investment management agreements between North Track Funds, Inc.  ("North Track") and the Adviser terminated automatically pursuant to provisions of the Investment Company Act of 1940. As described below, this was a technical change in control only. It had no substantive effect on the Adviser, its personnel, its operations and procedures, or the nature and scope of the services it provides.

In order to permit the Adviser to continue providing investment management services to North Track, and as permitted by provisions of the Investment Company Act of 1940, on January 10, 2007, the Board of Directors adopted Interim Investment Advisory Agreements on terms in substance identical to those of the terminated Agreements, including the scope and nature of services to be provided, the personnel providing those services and the fees to be paid by North Track. The Interim Agreements will remain in effect for a period of 150 days from their adoption, after which time they will expire unless a new, permanent replacement investment management agreement is approved by shareholders of each mutual fund series of North Track prior to that time. The Board of Directors has directed that a special meeting of shareholders be called and held for that purpose. Detailed information about a proposed new investment management agreement with the Adviser will be prepared and circulated in connection with the solicitation of approval by shareholders at that meeting.

The technical change in control occurred on December 29, 2006 when Mr. Peter R. Kellogg, a shareholder of The Ziegler Companies, Inc., the parent company of the Adviser, purchased additional shares of The Ziegler Companies, Inc. from another shareholder. As a result of this acquisition, Mr. Kellogg acquired the power to vote or to direct the voting of more than 25% of the outstanding voting shares of The Ziegler Companies, Inc. Under provisions of the Investment Company Act of 1940, this constituted a change in control of The Ziegler Companies, Inc., and, thereby, an indirect change in control of Ziegler Capital Management, LLC. This indirect change in control further constituted an assignment of North Track's Advisory agreements with the Adviser, resulting in its automatic termination.